UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2006

Novavax, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-26770	22-2816046
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

508 Lapp Road, Malvern, Pennsylvania		19355
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	484-913-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2006, Novavax entered into a securities purchase agreement with certain institutional investors for the purchase and sale of 5,205,480 shares of its common stock at a price of $7.30 per share. Rodman & Renshaw, LLC acted as the placement agent for the offering pursuant to an agreement, dated March 20, 2006, by and between Novavax and the placement agent. The transaction is expected to close no later than March 23, 2006. The offered shares are registered pursuant to the company’s $100,000,000 shelf registration statement (File No. 333-130568) that was originally filed with the Securities and Exchange Commission on December 21, 2005.

Pursuant to the terms of the securities purchase agreement, Novavax will sell $38,000,000 of its common stock to the investors upon satisfaction of certain conditions precedent to closing, including receipt by the company of the subscription amounts from the investors and the execution of an officer’s certificate by an authorized officer of the company certifying as to the accuracy of the company’s representations and warranties contained in the agreement, as well as delivery of a legal opinion from counsel to Novavax.

Novavax made certain representations and warranties to the investors in the securities purchase agreement, including with respect to its organization and qualification, capitalization, issuance of the securities, litigation and absence of material changes. Novavax also agreed to provide indemnification for claims and actions arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the applicable registration statement or prospectus supplement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, with certain exceptions.

Pursuant to the terms of its agreement with the placement agent, Novavax will pay Rodman & Renshaw, LLC a fee of 5% of the gross proceeds of the offering. The placement agent is not purchasing or selling any shares, nor is it required to arrange the purchase or sale of any specific number or dollar amount of shares. Novavax also agreed to indemnify the placement agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4 Agreement, dated March 20, 2006, by and between Novavax, Inc. and
Rodman & Renshaw, LLC

10 Form of Securities Purchase Agreement dated March 20, 2006

99.1 Press Release dated March 21, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

March 21, 2006	By:	Dr. Rahul Singhvi

Name: Dr. Rahul Singhvi
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

4	Agreement, date March 20, 2006 by and between Novavax, Inc. and Rodman & Renshaw, LLC
10	Form of Securities Purchase Agreement date March 20, 2006
99.1	Press Release date March 21, 2006